EXHIBIT 10.1


                   CONSENT AND SIXTH AMENDMENT


          This CONSENT AND SIXTH AMENDMENT (this "Consent") is entered into as of March 24, 1997, by and among TALLEY MANUFACTURING AND TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), TALLEY CANADA INC., an Ontario, Canada corporation ("Talley Canada"), the lenders parties to the Loan Agreement referred to below (the "Lenders"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, as agent (the "Agent") for the Lenders.

                       W I T N E S S E T H:


     WHEREAS, the Borrower, the Agent and the Lenders have heretofore entered into a Loan and Security Agreement dated October 22, 1993, as amended (the "Loan Agreement");

     WHEREAS, pursuant to a Continuing Guaranty and Security Agreement, dated October 22, 1993, as amended (the "Talley Canada Guaranty") executed by Talley Canada in favor of the Agent, Talley Canada has guaranteed to the Agent and the Lenders under the Loan Agreement certain indebtedness, obligations and liabilities of the Borrower;

     WHEREAS, Talley Canada and the Borrower have heretofore entered into a Subsidiary Loan and Security Agreement dated October 22, 1993, as amended (the "Talley Canada Loan Agreement") pursuant to which Talley Canada has executed in favor of the Borrower a Revolving Note (as defined in the Talley Canada Loan Agreement and hereinafter referred to as the "Talley Canada Revolving Note") and has granted to the Borrower a Lien upon all of Talley Canada's Collateral (as defined in the Talley Canada Loan Agreement and hereinafter referred to as the "Talley Canada Collateral");

     WHEREAS, pursuant to the Collateral Assignment Agreement, the Borrower has collaterally assigned to the Agent and the Lenders all of the Borrower's rights and Liens under or relating to the Talley Canada Loan Agreement;
















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     WHEREAS, Talley Canada owns and operates a service center
specializing in stainless steel sheet, bar, plate and angle iron
(collectively, the "Business");

     WHEREAS, the Borrower, Talley Canada, Ulbrich of Canada, Inc. (the "Buyer") and Ulbrich Stainless Steels and Special Metals, Inc. propose to enter into an Assets Purchase Agreement (the "Purchase Agreement") pursuant to which Talley Canada agrees to sell and the Buyer agrees to purchase all of the assets of the Business, both tangible and intangible, as more fully set forth in the Purchase Agreement (but excluding the Excluded Assets, as defined in the Purchase Agreement) (the "Purchase and Sale Transaction");

     WHEREAS, in connection with the Purchase and Sale Transaction, the Borrower and Talley Canada have requested that the Agent and the Lenders agree to release the Talley Canada Guaranty (the
"Talley Canada Guaranty Release");

     WHEREAS, the Borrower desires to terminate the Talley Canada Loan Agreement (the "Talley Canada Loan Termination") and all Loan Documents (as defined therein and hereinafter referred to as the "Talley Canada Loan Documents") and to release the Talley Canada Collateral (the "Talley Canada Collateral Release");

     WHEREAS, the Purchase and Sale Transaction, the Talley Canada Guaranty Release, the Talley Canada Loan Termination and the Talley Canada Collateral Release (each, individually, a "Proposed
Transaction" and, collectively, the "Proposed Transactions") require the written consent of the Agent and the Lenders, and the Borrower and Talley Canada have requested that the Agent and Lenders so consent; and

     WHEREAS, the Agent and the Lenders are willing to consent to the Proposed Transactions on the terms and conditions herein set forth;





















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     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

     1.   Definitions.   Capitalized terms used but not defined
herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

     2.   Consent to Proposed Transactions.

          2.1. Consent. The Agent and the Lenders hereby consent to the Proposed Transactions; provided, however, that such consent is subject to conditions set forth in Section 2.2 of this Consent.

          2.2. Conditions to Consent.  The consent provided for in
Section 2.1 of this Consent is subject to the following conditions:

          (a) Each Proposed Transaction shall be consummated and become effective simultaneously with the consummation and effectiveness of all of the other Proposed Transactions (the date of the consummation of the Proposed Transactions being hereinafter referred to as the "Transaction Closing Date");

          (b) No Term Loan (as defined in the Talley Canada Loan Agreement) has been made by the Borrower to Talley Canada pursuant to the Talley Canada Loan Agreement and, as of the date hereof, the outstanding principal balance of the Talley Canada Revolving Note is zero;

          (c) The Agent shall have reviewed and approved all documents and instruments to be executed and delivered in connection with the Talley Canada Loan Termination, and such Proposed Transactions shall be consummated in accordance therewith;

          (d) The Purchase and Sale Transaction shall be consummated strictly in accordance with the terms of the Purchase and Sale Agreement substantially in the form transmitted from Brenda L. Bolt, under cover of letter dated
     March 12, 1997, to Alan M. Christenfeld, with material changes to such form as may have been approved by the Lenders;














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          (e)  The Agent shall have received a copy of the
     resolutions of the Board of Directors of the Borrower and the resolutions of the sole shareholder of Talley Canada (each in form and substance reasonably satisfactory to the Agent) authorizing (i) the execution, delivery and performance of this Consent, the documents referred to herein, and the other Loan Documents contemplated hereby and thereby, and (ii) the consummation of the Proposed Transactions and the other transactions contemplated hereby and thereby, all certified by the Secretary or an Assistant Secretary of each of the Borrower and Talley Canada on the date hereof. Such certificates shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (f) No Default, Event of Default or Subsidiary Event of Default shall have occurred and be existing either on the date hereof, immediately after giving effect to this Consent, or on the Transaction Closing Date;

          (g) The representations and warranties contained herein, in the Loan Agreement and in all other Loan Documents (other than representations and warranties that expressly speak only as of a specified different date) shall be true and correct as of the date hereof, immediately after giving effect to this Consent, and on the Transaction Closing Date;

          (h) The Agent shall have received a certificate, in form and substance satisfactory to the Agent, dated the date of the effectiveness of this Consent and signed by the President or a Vice President and the Treasurer or Controller of the Borrower certifying that the conditions set forth in this
     Section 2.2 have been fulfilled and as to such other matters as the Agent shall reasonably require;

          (i) The Agent shall have received such other agreements, opinions, certificates, representations, instruments and other documents as it may reasonably require, all in form and substance satisfactory to the Agent;

          (j) Such consent is strictly limited to the facts set forth herein; and

          (k) All other conditions set forth in Section 6 hereof shall have been satisfied.











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     3.   Representations and Warranties.  The Borrower and Talley
Canada hereby represent and warrant to the Agent and the Lenders that (a) the execution, delivery and performance of the this Consent, and the other documents and instruments to be executed and delivered in connection herewith by the Borrower and Talley Canada are within their respective corporate powers and have been duly authorized by all necessary corporate action, (b) no consent, approval, authorization of, or declaration or filing with, any governmental or public authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of the this Consent and the other documents and instruments to be executed and delivered in connection herewith by the Borrower and Talley Canada, except for this Consent and those others already duly obtained, (c) this Consent has been duly executed by the Borrower and Talley Canada and constitutes the legal, valid and binding obligation of the Borrower and Talley Canada, enforceable against them in accordance with its terms, (d) the execution, delivery and performance by the Borrower and Talley Canada of this Consent and the other documents and instruments to be executed and delivered in connection herewith by the Borrower and Talley Canada do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or Talley Canada (other than Liens the creation of which are expressly contemplated hereunder) by reason of the terms of (i) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower or Talley Canada is a party or which is binding upon it, (ii) any requirement of law applicable to the Borrower or Talley Canada or (iii) the Certificate or Articles of Incorporation or By-Laws of the Borrower or Talley Canada, (e) no event has occurred and is continuing which constitutes a Default, an Event of Default or a Subsidiary Event of Default, and
(f) after giving effect to the Proposed Transactions, Talley Canada will have no material assets other than the Excluded Assets and no material liabilities.

     4.   Covenants by Borrower and Talley Canada.

          (a) The Borrower hereby covenants that, from and after the Transaction Closing Date, it will not allow Talley Canada to, and Talley Canada hereby covenants that, from and after the Transaction Closing Date, it will not, possess or acquire any material assets other than the Excluded Assets, have or incur any material liabilities or conduct any material business.












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          (b)  The Borrower and Talley Canada each hereby covenant
that, within 10 Business Days after the Transaction Closing Date, they shall deliver to the Agent a true and correct copy of the Purchase Agreement certified as such by the President or a Vice President and the Secretary or an Assistant Secretary of each of the Borrower and Talley Canada.

     5.   Amendments to Loan Agreement.  Effective as of the
Transaction Closing Date immediately after the consummation of the Proposed Transactions, the Loan Agreement shall be amended in the following respects:

          5.1. The definition of the term "Non-Operating
Subsidiaries" set forth in Section 1.1 of the Loan Agreement shall be amended in its entirety to read as follows:

          "Non-Operating Subsidiaries" shall mean individually and in the aggregate Merrick Corporation, Stencel Aero Engineering Corporation, The Waterbury Button Company, Talley International Investment Corporation, Talley Automotive Products, Inc., McMullen Industries, Inc., Dimetrics International Inc., WDC, Inc. and Talley Canada Inc.

          5.2. The words "Talley Canada, Inc., an Ontario, Canada corporation" set forth in Schedule 1.3 of the Loan Agreement shall be deleted.

          5.3. The row beginning with the words "Talley Canada, Inc." in the column entitled "Name of Sub," and all information in such row, shall be deleted from Schedule 2.1 of the Loan Agreement.

     6. Conditions to Effectiveness. This Consent shall be effective as of the date first above written upon satisfaction of the following conditions precedent:

          6.1. Execution of this Consent. The Agent shall have received a copy of this Consent duly executed by the Borrower, Talley Canada and the Lenders.

          6.2. Confirmation of Loan Documents. Each Subsidiary shall have executed the Confirmation of Loan Documents set forth below.













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     7.   Authorization to Sign Releases and Other Documents.  By
their signatures below, the Lenders hereby authorize Transamerica Business Credit Corporation, as Agent (a) to execute and deliver such documents and instruments as are necessary or appropriate, in the Agent's judgment, to effectuate, on and after the Transaction Closing Date, the Talley Canada Guaranty Release, the Talley Canada Loan Termination and the Talley Canada Collateral Release; (b) to consent to the delivery of such other documents and instruments in connection with the Proposed Transactions as the Agent shall require, each in form and substance satisfactory to the Agent; and
(c) to execute and deliver such written consents, releases, terminations and other documents and instruments, and to take such other action, in connection with the Proposed Transactions as the Agent shall deem appropriate.

     8.   Reference to and Effect on Loan Documents.

          8.1. Except as specifically modified herein, all of the terms of the Loan Agreement and the Talley Canada Loan Agreement shall remain unchanged and in full force and effect.

          8.2. Except as expressly set forth herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement, the Talley Canada Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any Default, Event of Default or Subsidiary Event of Default, or a consent to any noncompliance with any provision of the Loan Agreement, the Talley Canada Loan Agreement or any of the other Loan Documents.

     9. Execution in Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (including delivery by telecopier) shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.



















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     10.  GOVERNING LAW.  THIS CONSENT SHALL BE GOVERNED BY, AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     11. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent or be given any substantive effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this
Consent to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                         BORROWER:
                         --------

                         TALLEY MANUFACTURING AND TECHNOLOGY, INC.



                         By:    Mark S. Dickerson
                            ------------------------------
                            Name:  Mark S. Dickerson
                            Title: Vice President




                         TALLEY CANADA:
                         -------------

                         TALLEY CANADA, INC.



                         By:    Mark S. Dickerson
                            ------------------------------
                            Name:  Mark S. Dickerson
                            Title: Vice President




                         AGENT:
                         -----

                         TRANSAMERICA BUSINESS CREDIT CORPORATION



                         By:    Michael Burns
                            ------------------------------
                            Name:  Michael Burns
                            Title: Vice President










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                         LENDERS:
                         -------


                         TRANSAMERICA BUSINESS CREDIT CORPORATION



                         By:    Michael Burns
                            ------------------------------
                            Name:  Michael Burns
                            Title: Vice President



                         AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO



                         By:    Donald A. Tomlinson
                            ------------------------------
                            Name:  Donald A. Tomlinson
                            Title: Vice President



                         NATIONAL BANK OF CANADA


                         By:    Thomas H. Hopkins
                            ------------------------------
                            Name:  Thomas H. Hopkins
                            Title: Vice President



                         By:   Beth Pease
                            ------------------------------
                            Name:  Beth Pease
                            Title: Vice President















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                  CONFIRMATION OF LOAN DOCUMENTS


          Each of the undersigned hereby consents to the execution and delivery of the foregoing Consent and the consummation of the Proposed Transactions. Each of the undersigned hereby confirms that each of the Loan Documents to which it is a party shall remain in full force and effect on the terms provided therein and that each reference in the Loan Documents to the "Loan Agreement" shall be a reference to the Loan Agreement as modified by the Consent. Each of the undersigned further confirms that there exists no Default or Event of Default (as defined in the Subsidiary Loan Agreement to which it is a party) and that all representations and warranties made by it in the Loan Documents to which it is a party are true and correct as though made on and as of the date hereof (other than representations and warranties that expressly speak only as of a specified different date).


Dated:  As of March 24, 1997


                              AMCAN SPECIALTY STEELS, INC.;
                              DIMETRICS, INC.; ELECTRODYNAMICS,
                              INC.; JOHN J. McMULLEN ASSOCIATES,
                              INC.; PORCELAIN PRODUCTS CO.; ROWE
                              INDUSTRIES, INC.; TALLEY AUTOMOTIVE
                              PRODUCTS, INC.; TALLEY CANADA,
                              INC.; TALLEY DEFENSE SYSTEMS, INC.;
                              TALLEY INTERNATIONAL INVESTMENT
                              CORPORATION; TALLEY METALS
                              TECHNOLOGY, INC.; TALLEY
                              TECHNOLOGY, INC.; UNIVERSAL
                              PROPULSION COMPANY; WATERBURY
                              COMPANIES, INC.; WDC, INC.;



                              By:    Mark S. Dickerson
                                 ---------------------------
                                 Name:  Mark S. Dickerson
                                 Title: Secretary














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